                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 1994 (December 29, 1993)

                            Eljer Industries, Inc.
            --------------------------------------------------
            (Exact name of registrant as specified in charter)


         Delaware                  1-10181               75-2270874
     ---------------          ----------------         -------------
     (State or other          (Commission File         (IRS Employer
     jurisdiction of          Number)                  Identification
     incorporation)                                    No.)


       17120 Dallas Parkway, Dallas, Texas               75248
     ---------------------------------------           ---------
     (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number,
     including area code: (214) 407-2600



                                 Not applicable
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5  Other Events

     On December 29, 1993, Eljer Industries, Inc. (the "Company") announced that Hoechst Celanese Corporation ("Hoechst Celanese") filed suit in the Superior Court of New Jersey against Household International, Inc. ("Household"), the former parent of the Company, Eljer Manufacturing, Inc., a wholly-owned subsidiary of the Company, and United States Brass Corporation ("U.S. Brass"), a wholly-owned indirect subsidiary of the Company.

     Hoechst Celanese was the manufacturer of a resin from which U.S. Brass injection molded the Celcon acetal fittings previously used in its polybutylene plumbing systems. The suit alleges that the defendants failed to test the products and fraudulently induced Hoechst Celanese to sell and continue to sell raw materials for the plumbing systems from the late 1970s to 1990. Hoechst Celanese also claims that Household interfered with sharing arrangements between U.S. Brass and Hoechst Celanese for handling the plumbing system liability claims by rendering the subsidiaries of the Company incapable of meeting their respective obligations as a result of the spin-off of the Company by Household in 1989. In the lawsuit, Hoechst Celanese seeks compensatory and punitive damages from the defendants and a declaration that Household and Eljer Manufacturing, Inc. are liable for all obligations of U.S. Brass arising out of the sharing arrangements and the polybutylene plumbing system actions.

     The Company denies the allegations against its subsidiaries and intends to vigorously defend the lawsuit.

     The press release dated December 29, 1993, describing the above is filed as an exhibit hereto and is incorporated by reference herein.

Item 7  Exhibits

     99A The press release dated December 29, 1993, describing the suit against Household by Hoechst Celanese in connection with Polybutylene Plumbing Systems.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELJER INDUSTRIES, INC.


     Date:  January 7, 1994            By:    /S/ Henry W. Lehnerer
            ---------------                ---------------------------
                                                  Henry W. Lehnerer
                                                  Vice President - Finance &
                                                  Chief Financial Officer
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                               EXHIBIT INDEX


                                                                  Sequential
Exhibit No.                                                         Page No.
- -----------                                                       ----------
   99A       The press release dated December 29, 1993,
             describing the suit filed by Hoechst Celanese
             against Household in connection with Polybutylene
             Plumbing Systems
